UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    001-16133                 06-1245881
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


           1100 Summer Street, Stamford, Connecticut         06905
           (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8 - Other Events

Item 8.01 Other Events.

     On September 30, 2004, Delcath Systems, Inc. (the "Company") issued a press release relating to the commencement at the National Cancer Institute of a Phase II clinical trial using the Company's technology to deliver high dosages of melphalan for patients with inoperable cancers in the liver. The Company's press release dated September 30, 2004 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

           Exhibit                     Description

             99         Press Release dated September 30, 2004 of Delcath
                        Systems, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DELCATH SYSTEMS, INC.



                                     By:     /s/ M. S. KOLY
                                         -----------------------
                                         President and Chief Executive Officer


Date: September 30, 2004


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                                 EXHIBIT INDEX


           Exhibit                     Description

             99         Press Release dated September 30, 2004 of Delcath
                        Systems, Inc.